                       WAIVER AND AMENDMENT TO LOAN AGREEMENT

This Waiver and Amendment to Loan Agreement (the "Amendment") is made as of March 15, 1999, between QUALMARK CORPORATION, a Colorado corporation ("Borrower") and U.S. BANK NATIONAL ASSOCIATION, a national banking association ("Bank").

WHEREAS,

i. Borrower and Bank entered into a Revolving Credit and Term Loan Agreement dated as of December 22, 1998, pursuant to which Bank made available to Borrower a Revolving Credit Line of $3,000,000 and a Term Loan of $2,000,000 (the "Loan Agreement");

ii. Borrower has requested that Bank waive any default which may have occurred by Borrower's failure to comply with the Tangible Net Worth covenant set forth in subsection iv of Section 5.09 and that the Loan Agreement be amended to change the Tangible Net Worth covenant; and

iii. Bank is willing to take such action upon and subject to the terms and conditions in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, Borrower and Bank agree as follows:

1. DEFINITIONS. Capitalized terms used herein and in the recitals hereto, but not defined herein or therein, shall have the meanings given them in the Loan Agreement.

2. WAIVER. Subject to Borrower's agreement hereto, Bank hereby waives any default which may have occurred by reason of Borrower's failure to comply with the Tangible Net Worth covenant set forth in subsection iv of Section
5.09 as of December 31, 1998.

3.   AMENDMENTS TO LOAN AGREEMENT.  The Loan Agreement is amended as follows:

     a.   Subsection iv of Section 5.09 is amended to read as follows:

          iv. Borrower's Tangible Net Worth will be not less than $3,500,000 as of the end of each fiscal quarter.

     b. Exhibit C attached hereto shall be substituted for that attached to the Loan Agreement.

4. REPRESENTATIONS AND WARRANTIES. Borrower hereby remakes each of the representations and warranties contained in Section 3 of the Loan Agreement as of the date of this Amendment, as if made in connection with this Amendment and the Loan Agreement.

5. CONDITIONS PRECEDENT. The foregoing amendments shall not be effective until Borrower has delivered to Bank this Amendment duly executed in form satisfactory to Bank.

The delivery of such document shall constitute Borrower's representation to Bank that Borrower is not in default under the Loan Agreement, as amended, and that no event of default or event which, with the giving of notice or passage of time or both, would become an event of default, has occurred except that which is waived hereby; and Bank may request a certificate of an officer of Borrower stating the foregoing.

6. ENTIRE AGREEMENT. This Amendment and the Loan Agreement contain the entire agreement of the parties concerning the subject matter hereof and thereof. No promise, representation or understanding which is not expressly set forth in, or incorporated into, either the Loan Agreement or this Amendment shall be enforceable by either party. Nothing in this Amendment shall be construed to be or constitute any novation of Borrower's obligations to Bank. Neither Bank's agreement to grant the waiver contained herein, nor any statement or representation made in discussions related to the granting of the waiver, shall be deemed a waiver by Bank, either

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

express or implied, of any other breach of any other covenant or term in the Loan Agreement or any other or of future non-compliance with Section 5.09.

7. EFFECTIVENESS. The Revolving Credit Line shall continue to be governed by and subject to all of the provisions of the Loan Agreement as amended hereby. The Loan Agreement, as amended hereby, and all of the Collateral Documents, to which Borrower is a party, remain in full force and effect and are hereby ratified and confirmed. Any reference to "this Agreement" or "the Loan Agreement" in the Loan Agreement or in any promissory note, security agreement, guaranty, or other instrument relating to the Loan Agreement is deemed to be a reference to the Loan Agreement as amended hereby.

8. MISCELLANEOUS. Borrower agrees to pay all of the expenses, including reasonable attorneys' fees and expenses (including, but not limited to those incurred by in-house counsel) incurred by Bank in connection with this Amendment. This Amendment may be executed in different counterparts with the same effect as if the signatures thereon were in the same instrument, and will be effective upon delivery of all such counterparts to Bank. This Amendment is governed by the laws of the State of Colorado.

IN WITNESS WHEREOF, Borrower and Bank have caused this Amendment to be executed the date first set forth above.


U.S. BANK NATIONAL ASSOCIATION


By:
    -----------------------------------------------------

Title:
    -----------------------------------------------------



QUALMARK CORPORATION


By:
    -----------------------------------------------------

Title:
      ---------------------------------------------------






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

                                   EXHIBIT C

                           CERTIFICATE OF COMPLIANCE
                                      of
                              QUALMARK CORPORATION
                                  "Borrower"

               As Of The Period Ending
                                       ------------------------------

This Certificate is submitted to U.S. Bank National Association ("Bank") in connection with the Revolving Credit and Term Loan Agreement dated as of December 22, 1998, as it may be amended from time to time (the "Agreement") between Bank and Borrower. Capitalized terms used herein are defined in the Agreement.

The undersigned hereby certifies to Bank that the undersigned is familiar with the following financial information which has been taken from Borrower's books and records which are complete and accurate and that the following calculations of the financial covenants specified in the Agreement are true and correct:

                           FINANCIAL COVENANT COMPLIANCE

                                                                     In Compliance
Covenant                            Required            Actual           Yes/No
--------                            --------            ------           ------
Min. EBITDA/Interest Expense       > 2.00:1
                                   -                   ----------      ----------
Min. Free Cash Flow/Debt Service   > 1.15:1
                                   -                   ----------      ----------
Max. Cash Flow Leverage Ratio      < 3.00:1
                                   -                   ----------      ----------
Min. Tangible Net Worth            > $3,500,000
                                   -                   ----------      ----------

The undersigned further certifies that (a) Borrower is in compliance with all of the covenants contained in the Agreement, and (b) there has been no Event of Default under the Agreement which has not been cured or waived, and no Potential Default has occurred.

          By:
              ------------------------------

          Title:
                 ---------------------------

          Date:
                ----------------------------



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